ING

Security Life of Denver Insurance Company
Variable Life Customer Service Center
P.O. Box 173888 • Denver, CO 80217-3888
ING Service Center: 877-253-5050 • ing-securitylife.com
Employer Sponsored Plans: 877-329-7543

Use only for the following products:
Check the product to which the New Business or Service request applies.

☐ FirstLine (2500) ☐ Variable Survivorship UL (2504)
☐ Estate Designer (2506)

Use only for the following products:
Check the product to which the Service Only request applies. See Sections B, C, D, and E

☐ Strategic Advantage (2501) ☐ FirstLine II (2502)
☐ Strategic Advantage II (2503)

M Financial
Supplement to Flexible Premium Variable Life Insurance Application
Investment Feature Selection Form

List Bill V

Section A – Premium Allocation

☐ **Initial Premium Allocation (New Business)**

Premium Allocation. *Please allocate your premium among the investment options of the Separate Account and/or to the Guaranteed Interest Division Please use whole number percentages for each division/option elected. You must allocate at least 1% of your premium allocation to each division/option in which you elect to invest. The total must equal 100%.*

________% Guaranteed Interest Division

SEPARATE ACCOUNT INVESTMENT OPTIONS

AIM - Series I
_____% V.I. Capital Appreciation Fund
_____% V.I. Government Securities Fund

Alger American
_____% Growth Portfolio
_____% Leveraged AllCap Portfolio
_____% MidCap Growth Portfolio
_____% Small Capitalization Portfolio

American Funds Insurance Series
_____% Growth Fund Class 2
_____% Growth-Income Fund Class 2
_____% International Fund Class 2

Fidelity Variable Insurance Products Fund (VIP)
_____% *Asset Manager*[SM] Portfolio
_____% Growth Portfolio
_____% Index 500 Portfolio
_____% Money Market Portfolio
_____% Overseas Portfolio

ING Income Shares - Class R Shares
_____% VP Bond Portfolio

ING Investors Trust Institutional Class
_____% Hard Assets Portfolio
_____% Marsico Growth Portfolio
_____% MFS MidCap Growth Portfolio
_____% MFS Total Return Portfolio
_____% Salomon Brothers Investors Portfolio
_____% T. Rowe Price Capital Appreciation Portfolio
_____% T. Rowe Price Equity Income Portfolio

ING Partners - Initial Class
_____% JP Morgan MidCap Value Portfolio
_____% PIMCO Total Return Portfolio
_____% Salomon Brothers Aggressive Growth Portfolio
_____% ING UBS Tactical Asset Allocation Portfolio
_____% ING Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) - Class R Shares
_____% Index Plus Large Cap Portfolio
_____% Index Plus Mid Cap Portfolio
_____% Index Plus Small Cap Portfolio

ING Variable Products (VP) - Class R Shares
_____% Growth Opportunities Portfolio
_____% MagnaCap Portfolio
_____% MidCap Opportunities Portfolio
_____% SmallCap Opportunities Portfolio

INVESCO Variable Investment Fund (VIF)
_____% Core Equity Fund
_____% Health Sciences Fund
_____% High Yield Fund
_____% Small Company Growth Fund
_____% Total Return Fund
_____% Utilities Fund

Janus Aspen Series (Service Shares)
_____% Growth Portfolio
_____% International Growth Portfolio
_____% MidCap Growth Portfolio
_____% Worldwide Growth Portfolio

M Funds
_____% Brandes International Equity Fund
_____% Business Opportunity Values Fund
_____% Frontier Capital Appreciation Fund
_____% Turner Core Growth Fund

Neuberger Berman Advisors Managment Trust
_____% Growth Portfolio
_____% Limited Maturity Bond Portfolio
_____% Partners Portfolio

Pioneer Funds-Class I
_____% Mid Cap Value VCT Portfolio
_____% Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares
_____% Growth & Income Fund
_____% New Opportunities Fund
_____% Small Cap Value Fund
_____% Voyager Fund

Van Eck
_____% Worldwide Bond Fund
_____% Worldwide Emerging Markets Fund
_____% Worldwide Hard Assets Fund
_____% Worldwide Real Estate Fund

Designated Deduction Option. *You may designate one investment option from which you want charges taken. If no investment option is designated or there is insufficient value in the option, charges will be deducted in proportion to the value invested in each investment option on the date of the charge.*

Name of Investment Option: ____

Section B – Automatic Telephone Privileges

I acknowledge that my policy automatically will provide telephone privileges to perform certain transactions as specified in the current prospectus to me as policyowner and to my agent/registered representative and his/her assistant. I also agree that the Company and its distributor will not be liable for any loss, damage, costs or expenses incurred in acting on telephone instructions reasonably believed to be authentic. The Company may employ procedures that might include requiring forms of personal identification before accepting such telephone instructions. I understand that if I do not want myself or my agent/registered representative and his/her assistant to have such telephone privileges, I must indicate so below. I understand that once granted, such privileges can be revoked only upon receipt of signed written instructions at the Company.

☐ I do not want telephone privileges.

☐ I do not want telephone privileges granted to my agent/registered representative and his/her assistant.

Note: Signature required on back page.

Section C – Automatic Rebalancing Option

☐ **Initiate Automatic Rebalancing** (complete below)
☐ **Change Automatic Rebalancing** (complete below)

Automatic Rebalancing Allocation

AIM - Series I
_____% V.I. Capital Appreciation Fund
_____% V.I. Government Securities Fund

Alger American
_____% Growth Portfolio
_____% Leveraged AllCap Portfolio
_____% MidCap Growth Portfolio
_____% Small Capitalization Portfolio

American Funds Insurance Series
_____% Growth Fund Class 2
_____% Growth-Income Fund Class 2
_____% International Fund Class 2

Fidelity Variable Insurance Products Fund (VIP)
_____% *Asset Manager*SM Portfolio
_____% Growth Portfolio
_____% Index 500 Portfolio
_____% Money Market Portfolio
_____% Overseas Portfolio

ING Income Shares - Class R Shares
_____% VP Bond Portfolio

ING Investors Trust Institutional Class
_____% Hard Assets Portfolio
_____% Marsico Growth Portfolio
_____% MFS MidCap Growth Portfolio
_____% MFS Total Return Portfolio
_____% Salomon Brothers Investors Portfolio
_____% T. Rowe Price Capital Appreciation Portfolio
_____% T. Rowe Price Equity Income Portfolio

ING Partners - Initial Class
_____% JP Morgan MidCap Value Portfolio
_____% PIMCO Total Return Portfolio
_____% Salomon Brothers Aggressive Growth Portfolio
_____% UBS Tactical Asset Allocation Portfolio
_____% Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) - Class R Shares
_____% Index Plus Large Cap Portfolio
_____% Index Plus Mid Cap Portfolio
_____% Index Plus Small Cap Portfolio

ING Variable Products (VP) - Class R Shares
_____% Growth Opportunities Portfolio
_____% MagnaCap Portfolio
_____% MidCap Opportunities Portfolio
_____% SmallCap Opportunities Portfolio

INVESCO Variable Investment Fund (VIF)
_____% Core Equity Fund
_____% Health Sciences Fund
_____% High Yield Fund
_____% Small Company Growth Fund
_____% Total Return Fund
_____% Utilities Fund

Janus Aspen Series (Service Shares)
_____% Growth Portfolio
_____% International Growth Portfolio
_____% MidCap Growth Portfolio
_____% Worldwide Growth Portfolio

M Funds
_____% Brandes International Equity Fund
_____% Business Opportunity Values Fund
_____% Frontier Capital Appreciation Fund
_____% Turner Core Growth Fund

Neuberger Berman Advisors Managment Trust
_____% Growth Portfolio
_____% Limited Maturity Bond Portfolio
_____% Partners Portfolio

Pioneer Funds-Class I
_____% Mid Cap Value VCT Portfolio
_____% Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares
_____% Growth & Income Fund
_____% New Opportunities Fund
_____% Small Cap Value Fund
_____% Voyager Fund

Van Eck
_____% Worldwide Bond Fund
_____% Worldwide Emerging Markets Fund
_____% Worldwide Hard Assets Fund
_____% Worldwide Real Estate Fund

__________% **Guaranteed Interest Division**

Frequency and Date of Automatic Rebalancing: (If no options are marked, frequency will be quarterly and/or date will be last valuation date of calendar period.)

Frequency:

☐ Monthly ☐ Quarterly ☐ Semi-annually ☐ Annually

Date:

☐ Policy Processing Date - Date on which processing will occur based on frequency selected beginning ______________________ (Month/Date)
☐ Last Valuation Date of Calendar Period
☐ Specific Date each Period beginning ______________________________
(Specify Date)

Section D – Dollar Cost Averaging Option

☐ **Initiate Dollar Cost Averaging** (complete below) ☐ **Change Dollar Cost Averaging** (complete below)

Please transfer $__________ or __________% *from:*

(check one only) ☐ Fidelity VIP Money Market Portfolio ☐ Neuberger Berman Limited Maturity Bond Portfolio

Dollar Cost Averaging Option

AIM - Series I

$_________ or _________% V.I. Capital Appreciation Fund
$_________ or _________% V.I. Government Securities Fund

Alger American

$_________ or _________% Growth Portfolio
$_________ or _________% Leveraged AllCap Portfolio
$_________ or _________% MidCap Growth Portfolio
$_________ or _________% Small Capitalization Portfolio

American Funds Insurance Series

$_________ or _________% Growth Fund Class 2
$_________ or _________% Growth-Income Fund Class 2
$_________ or _________% International Fund Class 2

Fidelity Variable Insurance Products Fund (VIP)

$_________ or _________% *Asset Manager*℠ Portfolio
$_________ or _________% Growth Portfolio
$_________ or _________% Index 500 Portfolio
$_________ or _________% Money Market Portfolio
$_________ or _________% Overseas Portfolio

ING Income Shares - Class R Shares

$_________ or _________% VP Bond Portfolio

ING Investors Trust Institutional Class

$_________ or _________% Hard Assets Portfolio
$_________ or _________% Marsico Growth Portfolio
_________ or _________% MFS MidCap Growth Portfolio
$_________ or _________% MFS Total Return Portfolio
$_________ or _________% Salomon Brothers Investors Portfolio
$_________ or _________% T. Rowe Price Capital Appreciation Portfolio
$_________ or _________% T. Rowe Price Equity Income Portfolio

ING Partners - Initial Class

$_________ or _________% JP Morgan MidCap Value Portfolio
$_________ or _________% PIMCO Total Return Portfolio
$_________ or _________% Salomon Brothers Aggressive Growth Portfolio
$_________ or _________% UBS Tactical Asset Allocation Portfolio
$_________ or _________% Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) - Class R Shares

$_________ or _________% Index Plus Large Cap Portfolio
$_________ or _________% Index Plus Mid Cap Portfolio
$_________ or _________% Index Plus Small Cap Portfolio

ING Variable Products (VP) - Class R Shares

$_________ or _________% Growth Opportunities Portfolio
$_________ or _________% MagnaCap Portfolio
$_________ or _________% MidCap Opportunities Portfolio
$_________ or _________% SmallCap Opportunities Portfolio

INVESCO Variable Investment Fund (VIF)

$_________ or _________% Core Equity Funds
$_________ or _________% Health Sciences Funds
$_________ or _________% High Yield Fund
$_________ or _________% Small Company Growth Fund
$_________ or _________% Total Return Fund
$_________ or _________% Utilities Fund

Janus Aspen Series (Service Shares)

$_________ or _________% Growth Portfolio
$_________ or _________% International Growth Portfolio
$_________ or _________% MidCap Growth Portfolio
$_________ or _________% Worldwide Growth Portfolio

M Funds

$_________ or _________% Brandes International Equity Fund
$_________ or _________% Business Opportunity Values Fund
$_________ or _________% Frontier Capital Appreciation Fund
$_________ or _________% Turner Core Growth Fund

Neuberger Berman Advisors Management Trust

$_________ or _________% Growth Portfolio
$_________ or _________% Limited Maturity Bond Portfolio
$_________ or _________% Partners Portfolio

Pioneer Funds-Class I

$_________ or _________% Mid Cap Value VCT Portfolio
$_________ or _________% Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares

$_________ or _________% Growth & Income Fund
$_________ or _________% New Opportunities Fund
$_________ or _________% Small Cap Value Fund
$_________ or _________% Voyager Fund

Van Eck

$_________ or _________% Worldwide Bond Fund
$_________ or _________% Worldwide Emerging Markets Fund
$_________ or _________% Worldwide Hard Assets Fund
$_________ or _________% Worldwide Real Estate Fund

Frequency and Date of Dollar Cost Averaging: (If no options are marked, frequency will be monthly and/or date will be policy processing date.)

Frequency:

☐ Monthly ☐ Quarterly ☐ Semi-annually ☐ Annually

Date:

☐ Policy Processing Date - Date on which processing will occur based on frequency selected beginning______________________________ (Month/Date)
☐ Specific Date each Period beginning______________________________ (Specify Date)

Terminate:

☐ Terminate Dollar Cost Averaging on (date) ______________________________
☐ Terminate Dollar Cost Averaging when investment option from which money is being transferred reaches $________________________

Section E – Investment Option Transfer Request

☐ Premium Allocation Change Request

Transfer From	Investment Option	Transfer To
	AIM - Series I	
$______or______%	V.I. Capital Appreciation Fund	$______or______%
$______or______%	V.I. Government Securities Fund	$______or______%
	Alger American	
$______or______%	Growth Portfolio	$______or______%
$______or______%	Leveraged AllCap Portfolio	$______or______%
$______or______%	MidCap Growth Portfolio	$______or______%
$______or______%	Small Capitalization Portfolio	$______or______%
	American Funds Insurance Series	
$______or______%	Growth Fund Class 2	$______or______%
$______or______%	Growth-Income Fund Class 2	$______or______%
$______or______%	International Fund Class 2	$______or______%
	Fidelity Variable Insurance Products Fund (VIP)	
$______or______%	*Asset Manager*℠ Portfolio	$______or______%
$______or______%	Growth Portfolio	$______or______%
$______or______%	Index 500 Portfolio	$______or______%
$______or______%	Money Market Portfolio	$______or______%
$______or______%	Overseas Portfolio	$______or______%
	ING Income Shares - Class R Shares	
$______or______%	VP Bond Portfolio	$______or______%
	ING Investors Trust Institutional Class	
$______or______%	Hard Assets Portfolio	$______or______%
$______or______%	Marsico Growth Portfolio	$______or______%
$______or______%	MFS MidCap Growth Portfolio	$______or______%
$______or______%	MFS Total Return Portfolio	$______or______%
$______or______%	Salomon Brothers Investors Portfolio	$______or______%
$______or______%	T. Rowe Price Capital Appreciation Portfolio	$______or______%
$______or______%	T. Rowe Price Equity Income Portfolio	$______or______%
	ING Partners - Initial Class	
$______or______%	JP Morgan MidCap Value Portfolio	$______or______%
$______or______%	PIMCO Total Return Portfolio	$______or______%
$______or______%	Salomon Brothers Aggressive Growth Portfolio	$______or______%
$______or______%	UBS Tactical Asset Allocation Portfolio	$______or______%
$______or______%	Van Kampen Comstock Portfolio	$______or______%
	ING Variable Products (VP) - Class R Shares	
$______or______%	Index Plus Large Cap Portfolio	$______or______%
$______or______%	Index Plus Mid Cap Portfolio	$______or______%
$______or______%	Index Plus Small Cap Portfolio	$______or______%

Transfer From	Investment Option	Transfer To
	ING Variable Portfolios (VP) - Class R Shares	
$______or______%	Growth Opportunities Portfolio	$______or______%
$______or______%	MagnaCap Portfolio	$______or______%
$______or______%	MidCap Opportunities Portfolio	$______or______%
$______or______%	SmallCap Opportunities Portfolio	$______or______%
	The INVESCO Variable Investment Fund (VIF)	
$______or______%	Core Equity Fund	$______or______%
$______or______%	Health Sciences Fund	$______or______%
$______or______%	High Yield Fund	$______or______%
$______or______%	Small-Company Growth Fund	$______or______%
$______or______%	Total Return Fund	$______or______%
$______or______%	Utilities Fund	$______or______%
	Janus Aspen Series (Service Shares)	
$______or______%	Growth Portfolio	$______or______%
$______or______%	International Growth Portfolio	$______or______%
$______or______%	MidCap Growth Portfolio	$______or______%
$______or______%	Worldwide Growth Portfolio	$______or______%
	M Funds	
$______or______%	Brandes International Equity Fund	$______or______%
$______or______%	Business Opportunity Values Fund	$______or______%
$______or______%	Frontier Capital Appreciation Fund	$______or______%
$______or______%	Turner Core Growth Fund	$______or______%
	Neuberger Berman	
$______or______%	AMT Growth Portfolio	$______or______%
$______or______%	AMT Limited Maturity Bond Portfolio	$______or______%
$______or______%	AMT Partners Portfolio	$______or______%
	Pioneer Funds-Class I	
$______or______%	Mid Cap Value VCT Portfolio	$______or______%
$______or______%	Small Cap Value VCT Portfolio	$______or______%
	Putnam Variable Trust (VT) Class IB Shares	
$______or______%	Growth & Income Fund	$______or______%
$______or______%	New Opportunities Fund	$______or______%
$______or______%	Small Cap Value Fund	$______or______%
$______or______%	Voyager Fund	$______or______%
	Van Eck	
$______or______%	Worldwide Bond Fund	$______or______%
$______or______%	Worldwide Emerging Markets Fund	$______or______%
$______or______%	Worldwide Hard Assets Fund	$______or______%
$______or______%	Worldwide Real Estate Fund	$______or______%

Transfer From	Investment Option	Transfer To
$______or______%	**Guaranteed Interest Division***	$______or______%

*Transfers to or from the GID have specific time and amount limitations. Please refer to your policy or prospectus for additional information.

Section F – Signatures

I/We acknowledge that we have read and understand:

1. *the terms and conditions listed in the instructions to this form, the Prospectus and the Policy for each of the options or changes requested.*
2. *I/we can cancel or change any elections requested in Sections C and D above by sending written notice to the Customer Service Center before the next transfer date.*
3. *that dollar cost averaging and automatic rebalancing will begin on the date specified only if ING Security Life has received this signed form before the date specified.*

Signature of Owner(s) and authorized Registered Representative:

______________________________ Date ______________
(Signature) (Printed Name)

______________________________ Date ______________
(Signature) (Printed Name)

______________________________ Date ______________
(Signature) (Printed Name)

Signature of Spouse (if applicable) ______________________________ Date ______________

If corporation, provide title of officer ______________________________

Print name of Insured(s) ______________________________

____

Policy Number ______________________________ Daytime Phone Number ______________________________
(For corporate owned/sponsored plans attach list of applicable policies)